UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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 FORM 8-K
______________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 7, 2020
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Perrigo Company plc

(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place,Dublin 2, Ireland D02 TY74
+353 1 7094000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    Results of Operations and Financial Condition

On April 7, 2020, Perrigo Company plc (the “Company”) released selected preliminary unaudited net sales and operating income for the first quarter ended March 28, 2020. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries and assessing the Company's prospects for future performance. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.

Non-GAAP measures related to profit measurements, which includes adjusted operating income, are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. The Company discloses adjusted net sales growth excluding exited businesses, which includes the divested animal health business and the Canoderm prescription product, as well as on a constant currency basis and on an organic basis, which excludes the 2019 acquisition of Ranir, exited businesses and the impact of currency. These adjustments together help investors understand the business on both a continuing and going-forward basis without the exogenous impact of foreign exchange. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

Reported results for the periods below were adjusted for the following items:

Three Months Ended March 28, 2020 Preliminary Results

•	Amortization expense related primarily to acquired intangible assets

•	Acquisition and integration-related charges and contingent consideration adjustments

•	Unusual litigation

•	Separation and reorganization expense

•	Foreign currency translation movement

•	Ranir net sales

Three Months Ended March 30, 2019 Results

•	Amortization expense related primarily to acquired intangible assets

•	Acquisition and integration-related charges and contingent consideration adjustments

•	Restructuring charges and other termination benefits

•	Impairment charges

•	Separation and reorganization expense

•	Gain/loss on divestitures

•	Unusual litigation

•	Foreign currency translation movement

•	Animal health net sales

•	Canoderm prescription product net sales

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.    Other Events

The Company is filing this Item 8.01 disclosure to supplement the risk factors described in “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed on February 27, 2020 (the “Form 10-K”). The following risk factor disclosure should be read in conjunction with the other risk factors set out in the Form 10-K.

Adverse Economic Impacts of Coronavirus Pandemic.

On March 11, 2020, the World Health Organization declared COVID-19 a global pandemic, as the new coronavirus, unknown to health officials just three months earlier, has spread rapidly from Asia to the Middle East, Europe, and the United States.  As the rate of infection continues to accelerate in many countries, attempts are being made to reduce the spread of the coronavirus, including quarantines, government restrictions on movement, business closures and suspensions, canceled events and activities, self-isolation, and other voluntary and/or mandated changes in behavior.   Both the outbreak of the disease and the actions to slow its spread have had an adverse impact on our operations by, among other things, disrupting our manufacturing operations, affecting the supply of raw materials and third party supplied finished goods, and preventing our employees from coming to work.  Senior management currently believes that the Company has dealt with such impacts by, among other things, implementing protocols to protect the health of factory workers, adjusting production schedules, and seeking alternate suppliers where available, and so far, most of our facilities have continued to produce at high levels despite these challenges.  Going forward, the outbreak of the disease and the actions to slow it could have an adverse impact on our financial condition, the results of our operations, consumer demand for our products and our ability to access capital. The magnitude of such impacts on Perrigo’s financial condition, operations, employees and results of operations will depend upon the duration, intensity, and continued spread of the disease.  However, if the outbreak continues on its current trajectory, or worsens, or if the actions taken to reduce the spread of the coronavirus increase, or if the Company’s efforts to mitigate the effects of any disruptions prove inadequate, such adverse impacts could be material.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release issued by Perrigo Company plc on April 7, 2020, furnished solely pursuant to Item 2.02 of Form 8-K.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Raymond P. Silcock
Dated:	April 7, 2020		Raymond P. Silcock
Chief Financial Officer